UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

The Hillman Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code: (513) 851-4900

Not Applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Accounting Firm

On September 13, 2010, the Audit Committee of The Hillman Companies, Inc. (the “Company”) notified Grant Thornton LLP (“GT”) that it had determined to dismiss GT as the Company’s independent registered public accounting firm, effective as of September 13, 2010.

GT’s audit reports on the Company’s consolidated financial statements as of and for the two fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and December 31, 2009, and the subsequent interim period through September 13, 2010, there were no disagreements between the Company and GT on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to GT’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two fiscal years ended December 31, 2009 and 2008, and the subsequent interim period through September 13, 2010, there were no reportable events (as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K).

The Company furnished a copy of the above disclosures to GT and requested that GT provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm

Also on September 13, 2010, the Audit Committee of the Company notified KPMG LLP (“KPMG”) that it would engage KPMG as the Company’s independent registered public accounting firm commencing September 13, 2010.

During the Company’s two fiscal years ended December 31, 2009 and 2008, and through September 13, 2010, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from Grant Thornton LLP dated September 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2010	THE HILLMAN COMPANIES, INC.

/S/ JAMES P. WATERS
James P. Waters
Chief Financial Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from Grant Thornton LLP dated September 24, 2010

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